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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002


                              KPMG CONSULTING, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-31351               22-3680505
-------------------------------    -------------          ----------------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
        incorporation)              File Number)         Identification No.)


                            1676 International Drive
                                McLean, VA 22102
                            ------------------------
                    (Address of principal executive offices)


                                 (703) 747-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 9. Regulation FD Disclosure

A.   Sworn Statements of Principal Executive Officer and Principal Financial
     Officer

     On September 30, 2002, KPMG Consulting, Inc.'s Principal Executive Officer, Randolph C. Blazer, and Principal Financial Officer, Robert C. Lamb, Jr., submitted to the Securities and Exchange Commission statements under oath in accordance with Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. The text of each of these statements is set forth below:

     Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, Randolph C. Blazer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of KPMG Consulting, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K for the fiscal year ended June 30, 2002 of KPMG Consulting, Inc.;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of KPMG Consulting, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.

/s/ Randolph C. Blazer                   Subscribed and sworn to
----------------------                   before me this 30th day of
Randolph C. Blazer                       September 2002.
September 30, 2002                       /s/ Cristal A. Dakeman
                                         ----------------------
                                         Notary Public
                                         My Commission Expires:  July 31, 2004

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     Statement Under Oath of Principal Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, Robert C. Lamb, Jr., state and attest that:


(1) To the best of my knowledge, based upon a review of the covered reports of KPMG Consulting, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K for the fiscal year ended June 30, 2002 of KPMG Consulting, Inc.;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of KPMG Consulting, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/ Robert C. Lamb, Jr.                     Subscribed and sworn to
-----------------------                     before me this 30th day of
Robert C. Lamb, Jr.                         September 2002.
September 30, 2002                          /s/ Cristal A. Dakeman
                                            ----------------------
                                            Notary Public
                                            My Commission Expires: July 31, 2002

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B.   Certifications of Chief Executive Officer and Chief Financial Officer

     On September 30, 2002, KPMG Consulting, Inc. filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of KPMG Consulting, Inc.'s Chief Executive Officer, Randolph C. Blazer, and Chief Financial Officer, Robert C. Lamb, Jr., pursuant to 18 U.S.C. (S)1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

                    Certification Of Chief Executive Officer
                             pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002
                                (18 U.S.C. 1350)

     In connection with the Annual Report on Form 10-K for the period ended June 30, 2002 (the "Report") of KPMG Consulting, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Randolph C. Blazer, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                         /s/ Randolph C. Blazer
                                                         ----------------------
                                                         Randolph C. Blazer
                                                         September 30, 2002


                    Certification Of Chief Financial Officer
                             pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002
                                (18 U.S.C. 1350)

     In connection with the Annual Report on Form 10-K for the period ended June 30, 2002 (the "Report") of KPMG Consulting, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Robert C. Lamb, Jr., the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

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                                                         /s/ Robert C. Lamb, Jr.
                                                         -----------------------
                                                         Robert C. Lamb, Jr.
                                                         September 30, 2002

In accordance with General Instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, or otherwise subject to the liability of that section.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 30, 2002         KPMG Consulting, Inc.


                                 By:  /s/ David W. Black
                                      -----------------------------------------
                                      David W. Black
                                      Executive Vice President, General Counsel
                                      and Secretary